SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 16, 2007
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of January 1, 2006
providing for the issuance of

WAMU ASSET-BACKED CERTIFICATES
WAMU SERIES 2007-HE1
(Exact name of Registrant as specified in its charter)

Delaware	333-130795	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE, WMC 3501A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 500-4418

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Pooling and Servicing Agreement.
4.2	Mortgage Loan Purchase Agreement.
4.3

ISDA Long Form Swap Confirmation, Credit Support Annex and Novation Agreement each dated as of January 16, 2007 between The Bank of New York and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust.

4.4

Administrative Agent Agreement between WMB, as servicer, and Washington Mutual Mortgage Securities Corp., and its successors and assigns, in its capacity as Administrative Agent, effective as of April 1, 2006 (incorporated by reference from Exhibit 4.4 to Form 8-K filed under File No. 131-131252 on July 26, 2006).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: January 30, 2007	By:	/s/ David H. Zielke David H. Zielke First Vice President (Authorized Officer)

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement.
4.2	Mortgage Loan Purchase Agreement.
4.3

ISDA Long Form Swap Confirmation, Credit Support Annex and Novation Agreement each dated as of January 16, 2007 between The Bank of New York and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust.

4.4

Administrative Agent Agreement between WMB, as servicer, and Washington Mutual Mortgage Securities Corp., and its successors and assigns, in its capacity as Administrative Agent, effective as of April 1, 2006 (incorporated by reference from Exhibit 4.4 to Form 8-K filed under File No. 131-131252 on July 26, 2006).